Supplement Dated May 31, 2019
to the Summary Prospectus
Dated July 11, 2018,
As Revised August 15, 2018,
of
MORNINGSTAR FUNDS TRUST
Morningstar International Equity Fund (the “Fund”)

Elimination of Fee Waiver Recapture

Effective immediately, the following language is removed from the third footnote under the table in the “Fees and Expenses of the Fund” section of the Summary Prospectus (SUMM PRO p. 1):

Subject to approval by the board, the Fund has agreed to reimburse the adviser for any waived fees or expenses assumed for the Fund in later periods; provided, however, that the repayment shall be payable only to the extent that it (1) can be made during the three years after the end of the calendar month in which the adviser waived fees or assumed expenses for the Fund, and (2) can be repaid without causing the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) to exceed the lesser of any applicable expense limitation that was in place for the Fund at the time of the waiver and/or assumption of expenses or at the time of the repayment.

Please retain this supplement for future reference.